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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8 K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: September 6, 1996


                            LUCENT TECHNOLOGIES INC.

A Delaware                    Commission File                     IRS Employer
Corporation                     No. 001-11639                    No. 22-3408857



               600 Mountain Avenue, Murray Hill, New Jersey 07974

                         Telephone Number (908) 582-8500
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2                                                      Lucent Technologies Inc.


Form 8 K
September 6, 1996


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 23C. Opinion and Consent of Davis Polk & Wardwell, Special Tax
                      Counsel to the Company
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3                                                      Lucent Technologies Inc.


Form 8 K
September 6, 1996


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LUCENT TECHNOLOGIES INC.



                                            s/     Donald K. Peterson
                                            ----------------------------------
                                            Executive Vice President and Chief
                                            Financial Officer



September 6, 1996
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                                  EXHIBIT INDEX


Exhibit
Number

   23C Opinion and Consent of Davis Polk & Wardwell, Special Tax Counsel to the Company